CONSENT OF INDEPENDENT ACCOUNTANTS



          We hereby consent to the incorporation by reference in the

          Prospectus constituting part of this Registration Statement on

          Form S-3 of our report dated February 20, 1998, which appears on page 33 of Northwest Natural Gas Company's Annual Report on Form

          10-K for the year ended December 31, 1997.  We also consent to the reference to us under the headings "Experts" in such

          Prospectus.



          /s/ Price Waterhouse LLP

          PRICE WATERHOUSE LLP

          Portland, Oregon
          March 19, 1998